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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 18, 1997

                        Banc One Credit Card Master Trust
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

         0-25636                                         31-4148768
 (Commission File Number)                   (IRS Employer Identification Number)

      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                  Attn: Thomas Ferree, Westerville, Ohio 43081
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (614) 248-3404


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ITEM 5.  OTHER EVENTS

(a) On February 18, 1997, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing Series:

      7.55% Class A Asset Backed Certificates, Series 1994-B
      7.75% Class B Asset Backed Certificates, Series 1994-B
      7.80% Class A Asset Backed Certificates, Series 1994-C
      8.00% Class B Asset Backed Certificates, Series 1994-C
      6.15% Class A Asset Backed Certificates, Series 1995-A
      6.30% Class B Asset Backed Certificates, Series 1995-A
      6.30% Class A Asset Backed Certificates, Series 1995-B
      6.45% Class B Asset Backed Certificates, Series 1995-B
      Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A

(b) On February 18, 1997, BANC ONE CORPORATION issued its press release titled "Banc One Affirms Plans to Support Master Trust Securities." A copy of such press release is filed herein as Exhibit 99.3 and incorporated by reference herein.

ITEM 7.  EXHIBITS

See page 4 for Exhibit Index.


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EXHIBIT INDEX

Exhibit    Description                                                                 Page
-------    -----------                                                                 ----
99.1       The Monthly Statements and other information reflecting the Trust's
           Activities for the Monthly Period ending January 31, 1997.................  5-17

99.2       Monthly Servicer's Certificates........................................... 18-21

99.3       BANC ONE CORPORATION press release dated February 18, 1997 titled "Banc
           One Affirms Plans to Support Master Trust Securities."


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANC ONE CREDIT CARD MASTER TRUST

Date: February  12, 1997                    By: /s/ Thomas Ferree
     ------------------------                  ------------------------------
                                            Name: Thomas Ferree
                                                 ----------------------------
                                            Title: Senior Vice President
                                                  ---------------------------
                                            BANK ONE, COLUMBUS, NA